UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

NRG YIELD, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 1, 2016, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield, Inc. (“NRG Yield” or the “Company”) and owner of a 48.95% interest in CVSR Holdco LLC (“CVSR”), completed its previously announced acquisition of the remaining 51.05% interest in CVSR, which indirectly owns the CVSR solar facility through its ownership of High Plains Ranch II, LLC, from NRG Solar CVSR Holdings 2 LLC (the “Seller”), a wholly-owned subsidiary of NRG Energy, Inc. (the “Transaction”), pursuant to the purchase and sale agreement (the “Purchase and Sale Agreement”) with the Seller.

As part of the Transaction, the Purchaser paid a total purchase price of $78.5 million in cash consideration, excluding adjustments for working capital. The Purchaser also assumed $496 million of non-recourse project debt as of the closing date.  The cash purchase price was funded with cash on hand.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to NRG Yield’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 9, 2016, and is incorporated herein by reference.

The terms of the Transaction were unanimously approved by the independent members of the board of directors of NRG Yield, which retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction. In approving the Transaction, the independent members of the board of directors of NRG Yield based their decisions in part on an opinion from their independent financial advisor.

NRG Energy, Inc. owns 55.1% of the combined voting power of NRG Yield’s Class A, Class B, Class C and Class D common stock. In addition, NRG Yield depends on management and administration services provided by or under the direction of NRG Energy, Inc. under NRG Yield’s Management Services Agreement.

Item 8.01.  Other Events.

As described above, on September 1, 2016, the Purchaser completed the Transaction. This Current Report on Form 8-K includes the financial statements relating to the Transaction and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and includes the exhibits listed under Item 9.01(d) of this Current Report on Form 8-K. Also as part of this Current Report on Form 8-K, the Company is revising (i) its unaudited historical consolidated financial statements as of June 30, 2016, and for the three months and six months ended June 30, 2016 and 2015, (ii) its unaudited historical consolidated financial statements as of March 31, 2016, and for the three months ended March 31, 2016 and 2015 and (iii) its audited historical consolidated financial statements as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013 to reflect the retrospective effect of the Transaction, which is an acquisition accounted for as a transfer of entities under common control, completed by the Company subsequent to the Company's most recent fiscal year, which was significant pursuant to Rule 11-01(b) of Regulation S-X. Exhibits 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 included in this Current Report on Form 8-K give retrospective effect to the Transaction.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited financial statements of High Plains Ranch II, LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014, and the unaudited financial statements of High Plains Ranch II, LLC as of June 30, 2016 and for the six months ended June 30, 2016 and 2015 are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma consolidated combined financial statements and explanatory notes relating to the Transaction are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Document

2.1
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 to NRG Yield, Inc.'s Current Report on Form 8-K filed on August 9, 2016).

23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.
99.1	Audited financial statements of High Plains Ranch II, LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014.
99.2	Unaudited financial statements of High Plains Ranch II, LLC as of June 30, 2016 and for the six months ended June 30, 2016.
99.3	Unaudited pro forma consolidated combined financial statements.
99.4	Recast 2015 Form 10-K – Part II, Item 6. Selected Financial Data.
99.5	Recast 2015 Form 10-K – Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.6	Recast 2015 Form 10-K – Part IV, Item 15. Exhibits, Financial Statement Schedules.
99.7	Recast 2016 1Q Form 10-Q – Part I, Item 1. Financial Statements.
99.8	Recast 2016 1Q Form 10-Q – Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.9	Recast 2016 2Q Form 10-Q – Part I, Item 1. Financial Statements.
99.10	Recast 2016 2Q Form 10-Q – Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
101 INS	XBRL Instance Document.
101 SCH	XBRL Taxonomy Extension Schema.
101 CAL	XBRL Taxonomy Extension Calculation Linkbase.
101 DEF	XRBL Taxonomy Extension Definition Linkbase.
101 LAB	XBRL Taxonomy Extension Label Linkbase.
101 PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  September 6, 2016

 EXHIBIT INDEX

Exhibit No.	Document

2.1
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 to NRG Yield, Inc.'s Current Report on Form 8-K filed on August 9, 2016).

23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.
99.1	Audited financial statements of High Plains Ranch II, LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014.
99.2	Unaudited financial statements of High Plains Ranch II, LLC as of June 30, 2016 and for the six months ended June 30, 2016.
99.3	Unaudited pro forma consolidated combined financial statements.
99.4	Recast 2015 Form 10-K – Part II, Item 6. Selected Financial Data.
99.5	Recast 2015 Form 10-K – Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.6	Recast 2015 Form 10-K – Part IV, Item 15. Exhibits, Financial Statement Schedules.
99.7	Recast 2016 1Q Form 10-Q – Part I, Item 1. Financial Statements.
99.8	Recast 2016 1Q Form 10-Q – Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.9	Recast 2016 2Q Form 10-Q – Part I, Item 1. Financial Statements.
99.10	Recast 2016 2Q Form 10-Q – Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
101 INS	XBRL Instance Document.
101 SCH	XBRL Taxonomy Extension Schema.
101 CAL	XBRL Taxonomy Extension Calculation Linkbase.
101 DEF	XRBL Taxonomy Extension Definition Linkbase.
101 LAB	XBRL Taxonomy Extension Label Linkbase.
101 PRE	XBRL Taxonomy Extension Presentation Linkbase.

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